LKCM FUNDS

     SUPPLEMENT DATED DECEMBER 15, 2002 TO THE PROSPECTUS DATED MAY 1, 2002

      Shares of the LKCM Funds ("Funds") purchased on or after January 2, 2003, will be subject to a 1% redemption fee on shares held less than 30 days. As a result, certain information in the Funds' Prospectus is modified as follows:

      The table entitled "Shareholder Fees" on page 9 is replaced with the following:


Redemption Fee (as a % of amount redeemed)      1% of redemption proceeds on
                                                shares held  for less than 30
                                                days


      The following paragraph is added to the section entitled "Redemption of Shares" on page 16:

30-DAY REDEMPTION FEE. If you redeem shares of the Funds that you purchased on or after January 2, 2003 and hold these shares less than 30 days after the date of purchase, you will be subject to a 1% redemption fee. This fee will be deducted from the proceeds of your redemption. The holding period will be determined on a "first-in, first-out" basis, meaning Fund shares purchased first will be redeemed first. Shares of the Funds held in qualified plans and accounts separately managed by the Adviser will not be subject to the redemption fee.